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                                                                      Exhibit 10

                         CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on Brinson Strategy Fund dated October 29, 2001 in this Registration Statement (Form N-1A No. 002-91362) of Brinson Managed Investments Trust.




                                            ERNST & YOUNG LLP


New York, New York
October 31, 2001